UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 17, 2008

Unigene Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Little Falls Road, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

(973) 882-0860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) On April 17, 2008, pursuant to the 2006 Stock-Based Incentive Compensation Plan (the “2006 Plan”) of Unigene Laboratories, Inc. (the “Company”), the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) granted restricted stock awards to the Company’s named executive officers as follows:

Name and Principal Position	Restricted Stock Awards
Warren P. Levy President, Chief Executive Officer and Director	42,105

Ronald S. Levy Executive Vice President, Secretary and Director	28,070

William Steinhauer Vice President of Finance	14,035

James P. Gilligan Vice President of Product Development	14,035

Paul P. Shields Vice President, Manufacturing	14,035

Nozer M. Mehta Vice President, Biological R&D	14,035

The restricted stock was issued pursuant to the terms of the 2006 Plan as incentive awards to the executive officers based on the fair market value of the Common Stock on April 17, 2008 of $1.425. The restricted stock vests fully in one year, provided that the executive continues employment with the Company from the date of the grant through the vesting date. In the event of termination of employment of the executive officer for any reason (including by reason of death or disability), the executive officer shall forfeit to the Company all unvested shares of restricted stock and, upon a termination for cause, all shares, whether vested or unvested shall be forfeited. Under the 2006 Plan, the restricted stock may not, among other things, be pledged or encumbered by the executive officer in favor of any party, other than the Company, or assigned or transferred by the executive officer otherwise than by will or the laws of descent and distribution. Once vested, the restricted stock shall be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The forfeiture restrictions lapse as to all of the restricted stock on the date of a change in control.

The executive officer shall have all of the rights of a stockholder of the Company with respect to the restricted stock, including voting rights and the right to receive dividends. The securities were issued to the executive officers pursuant to a registration statement on file with the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ Warren P. Levy
Warren P. Levy, President

Date: April 22, 2008